                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08076
                    -----------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

                               J. Kevin Gao, Esq.
               The Emerging Markets Telecommunications Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2004 to April 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

SEMI-ANNUAL REPORT
APRIL 30, 2005
(UNAUDITED)

[ETF LISTED NYSE(R) LOGO]

ETF-SAR-0405

CONTENTS

Letter to Shareholders                                                           1

Portfolio Summary                                                                4

Schedule of Investments                                                          6

Statement of Assets and Liabilities                                             10

Statement of Operations                                                         11

Statement of Changes in Net Assets                                              12

Statement of Cash Flows                                                         13

Financial Highlights                                                            14

Notes to Financial Statements                                                   16

Results of Annual Meeting of Shareholders                                       24

Privacy Policy Notice                                                           25

Description of InvestLink(SM) Program                                           26

Advisory Agreement Approval Disclosure                                          29

Proxy Policy and Portfolio Holdings Information                                 33

LETTER TO SHAREHOLDERS

                                                                    June 2, 2005

DEAR SHAREHOLDER:

For the six months ended April 30, 2005, The Emerging Markets Telecommunications Fund, Inc. (the "Fund") had a return of 8.34%, based on net asset value, vs. a same-period increase of 13.43% for the Morgan Stanley Capital International Emerging Markets Index* (MSCI EM) and an increase of 13.85% for the telecommunications services subsector of the MSCI EM.

THE MARKET: ROBUST START, LACKLUSTER FINISH

Emerging equity markets performed well in both absolute terms and compared with developed stock markets, though the group struggled late in the period. Emerging markets climbed steadily over the November through early March span, as investor sentiment toward the asset class remained favorable based on generally strong macro fundamentals combined with historically moderate valuations. However, these stocks declined in the last six weeks of the period, hit by changing expectations for U.S. interest rates as the U.S. Federal Reserve turned more hawkish on inflation. This tended to spark profit taking within markets globally, and in riskier asset classes in particular.

Emerging telecom stocks modestly outperformed the broader emerging markets group, supported in part by visible merger and acquisition activity in the industry, including the purchase of a Canadian-based wireless company with exposure to Central and Eastern Europe by the UK's Vodaphone Group Plc. Emerging markets telecoms outpaced developed market telecom stocks by a wide margin.

PERFORMANCE: STRENGTH IN LATIN AMERICA COUNTERED BY PRIVATE PLACEMENTS

The Fund participated in the rally in the types of stocks it targets, though it trailed its benchmarks during this time period. We attribute this primarily to the Fund's private placement holdings, which accounted for about 20% of the portfolio in the period and which had only a modest gain. Other factors that hindered the Fund's relative return included its underweighting in South Africa, Poland, and the Czech Republic, markets that had strong gains. On the positive side, the Fund's Latin American holdings had solid performance, reflecting good stock selection in Mexico and Brazil, as well as our overweighting in Brazil.

PORTFOLIO ACTIVITY: MORE FAVORABLE OUTLOOK ON CHINA

In terms of noteworthy portfolio adjustments, we narrowed our underweighting in Asia. This was largely due to our increased exposure to China, where we saw attractive valuations combined with strong and growing demand for telecom services, the possibility for a value-enhancing restructuring of the industry and signs of more benign competition in the mobile area. We trimmed our exposure to certain Asian holdings on the back of strong rallies, particularly within Thailand and India.

Within Latin America, we pared our Mexico weighting, selling a fixed-line company based on our view of limited positive catalysts for the company, and taking profits in a mobile stock that had become more richly valued. In Brazil, we lowered our exposure to the wireless area, based on our concerns over intensifying competition and the prospects for profit growth going forward. We added to our position in an integrated Brazilian telecom company that we viewed as more attractive.

Elsewhere of note, we established a stake in Egypt, including a company we view as a compelling growth story with multi-country exposure. The stock was a good performer in the period, and it continues to offer longer-term value in our view. We also purchased shares of a Polish integrated telecom company that we deemed to be attractively valued. As a tactical strategy, we opportunistically traded a few pure-play wireless stocks that were volatile in part due to takeover speculation.

Going forward, we intend to maintain the two-tiered strategy we have been employing, attempting to identify high-growth telecom companies in markets with relatively low competition, while also seeking lower valuation stocks of companies paying higher dividends and/or engaging in share buybacks. We think the market for telecom stocks could remain fairly volatile, and we will continue to look for opportunities to purchase shares we deem to be oversold.

PRIVATE PLACEMENTS UPDATE

As discussed in previous reports, most of the Fund's private placement holdings are technology oriented venture-capital funds. Following a series of consecutive write-downs related to the past difficult market environment for technology and telecom providers, the most recent six month period saw more widespread stability in valuations. Write-ups of these types of investments typically lag recovery in the public markets, as these write-ups are generally the result of a third-party financing round, IPO or sale of an investment, while write-downs also reflect the manager's judgment with respect to any impairment of value.

Despite fluctuating markets during the period, which were particularly challenging in the last few months, several of these funds also benefited from appreciation of underlying investments, primarily in those companies that had already reached a level of maturity that allowed them to go public.

Distributions in this period declined from the previous six months ($490,000 as compared to $1.2 million); however, we believe that this reflects a traditional lag of distributions to realizations as the improving technology sector, in combination with the maturation of the underlying portfolio companies, is beginning to drive a growing number of liquidity events (strategic sales or sales in the public markets). We would hope to see this trend continue and accelerate over the coming quarters. With this improved environment, the investment pace of the funds remained strong, with approximately $1.3 million of capital calls made by the fund investments during the semi-annual period (15.6% of unfunded commitments at the beginning of the period).

Respectfully,

/s/ Neil Gregson
Neil Gregson
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKET INVESTMENTS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


*The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

**Neil Gregson, who is a Managing Director of Credit Suisse Asset Management, Limited ("CSAM"), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined CSAM in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc. (Hons.) in mining engineering from Nottingham University. Mr. Gregson is also the Chief Investment Officer of The First Israel Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF APRIL 30, 2005 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                            APRIL 30, 2005    OCTOBER 31, 2004
Cellular Telecommunications                     34.99%             35.49%
Electric Products - Miscellaneous                0.00%              1.06%
Internet Services/Software                       0.96%              2.14%
Investment & Holding Company                     0.10%              0.11%
Technology                                       1.02%              0.86%
Telecommunications                              24.37%             18.94%
Telephone-Integrated                            21.15%             24.50%
Television                                       1.07%              1.15%
Venture Capital                                 12.55%             12.80%
Cash & Other Assets                              3.79%              2.95%

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

                                            APRIL 30, 2005     OCTOBER 31, 2004
Africa                                           6.77%              5.39%
Asia                                            35.10%             31.49%
Europe                                           4.86%              2.81%
Latin America                                   27.13%             41.05%
Middle East                                     14.26%              8.09%
North America                                    0.96%              0.94%
Global                                           7.13%              7.28%
Cash & Other Assets                              3.79%              2.95%

[CHART]

SUMMARY OF SECURITIES BY COUNTRY/REGION

AS A PERCENT OF NET ASSETS

                                            APRIL 30, 2005     OCTOBER 31, 2004
Asia                                             1.94%              2.64%
Brazil                                          10.12%             10.94%
Chile                                            0.00%              3.05%
China                                           14.02%              5.26%
Egypt                                            5.56%              0.00%
Indonesia                                        2.81%              4.83%
Israel                                           8.70%              8.09%
Malaysia                                         3.56%              3.28%
Mexico                                          14.08%             21.56%
Poland                                           3.28%              0.00%
Russia                                           3.35%              3.58%
South Africa                                     6.77%              5.39%
South Korea                                      6.87%              8.76%
Global                                           7.13%              7.28%
Other                                            8.02%             12.39%

TOP 10 HOLDINGS, BY ISSUER

                                                                                       COUNTRY/      PERCENT OF
 HOLDING                                                      SECTOR                    REGION       NET ASSETS
---------------------------------------------------------------------------------------------------------------
 1. America Movil S.A. de C.V.                     Cellular Telecommunications          Mexico          14.1

 2. China Mobile (Hong Kong) Ltd.                  Cellular Telecommunications           China           6.3

 3. Emerging Markets Ventures I, L.P.                    Venture Capital                Global           5.6

 4. SK Telecom Co., Ltd.                           Cellular Telecommunications        South Korea        5.1

 5. Orascom Telecom Holding SAE                        Telecommunications                Egypt           4.7

 6. Tele Norte Leste Participacoes S.A.               Telephone-Integrated              Brazil           4.6

 7. China Telecom Corp. Ltd.                           Telecommunications                China           4.5

 8. Telkom South Africa Ltd.                          Telephone-Integrated           South Africa        3.5

 9. Telekomunikacja Polska S.A.                        Telecommunications               Poland           3.3

10. MTN Group Ltd.                                 Cellular Telecommunications       South Africa        3.3

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED)

                                                                       NO. OF
DESCRIPTION                                                         SHARES/UNITS           VALUE
----------------------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-96.21%
EQUITY OR EQUITY-LINKED SECURITIES OF
  TELECOMMUNICATION COMPANIES IN EMERGING
  COUNTRIES-95.15%

ARGENTINA-1.16%

TELEPHONE-INTEGRATED-1.16%
Nortel Inversora S.A., PNB,
 ADR+                                                                       74,400   $      613,800
Telecom Argentina S.A.,
 ADR+^                                                                      41,000          469,450
                                                                                     --------------
TOTAL ARGENTINA (Cost $975,473)                                                           1,083,250
                                                                                     --------------

ASIA-1.94%

TECHNOLOGY-0.01%
Nirvana Capital Ltd.+*                                                      42,000            7,409
                                                                                     --------------
TELECOMMUNICATIONS-1.93%
TVG Asian Communications
 Fund II, L.P.+@#                                                        3,187,104        1,800,099
                                                                                     --------------
TOTAL ASIA (Cost $2,857,925)                                                              1,807,508
                                                                                     --------------

BRAZIL-10.12%

TELEPHONE-INTEGRATED-10.12%
Brasil Telecom Participacoes
 S.A                                                                   165,600,000        1,368,433
Tele Norte Leste Participacoes
 S.A                                                                       136,900        2,660,643
Tele Norte Leste Participacoes
 S.A., ADR^                                                                112,600        1,666,480
Tele Norte Leste Participacoes
 S.A., PN+                                                                   1,416            1,671
Telecomunicacoes de Sao Paulo
 S.A., ADR                                                                     200            3,824
Telecomunicacoes de Sao Paulo
 S.A., PN                                                               98,600,000        1,861,578
Telemar Norte Leste S.A., PNA                                               85,700        1,871,284
                                                                                     --------------
TOTAL BRAZIL (Cost $7,383,898)                                                            9,433,913
                                                                                     --------------

CHINA-14.02%

CELLULAR TELECOMMUNICATIONS-6.34%
China Mobile (Hong Kong)
 Ltd.                                                                      276,000   $      967,873
China Mobile (Hong Kong)
 Ltd., ADR^                                                                277,700        4,943,060
                                                                                     --------------
                                                                                          5,910,933
                                                                                     --------------
TELECOMMUNICATIONS-4.54%
China Telecom Corp. Ltd.                                                 9,541,000        3,247,523
China Telecom Corp. Ltd., ADR                                               28,800          984,384
                                                                                     --------------
                                                                                          4,231,907
                                                                                     --------------
TELEPHONE-INTEGRATED-3.14%
China Netcom Group Corp.,
 ADR+^                                                                     109,400        2,926,450
                                                                                     --------------
TOTAL CHINA (Cost $11,634,113)                                                           13,069,290
                                                                                     --------------

EGYPT-5.56%

CELLULAR TELECOMMUNICATIONS-0.91%
Egyptian Company for Mobile
 Services                                                                   25,800          844,586
                                                                                     --------------
TELECOMMUNICATIONS-4.65%
Orascom Telecom Holding
 SAE+                                                                       53,000        4,338,647
                                                                                     --------------
TOTAL EGYPT (Cost $4,327,277)                                                             5,183,233
                                                                                     --------------

HUNGARY-1.58%

TELEPHONE-INTEGRATED-1.58%
Magyar Telekom
 (Cost $1,320,280)                                                         334,200        1,475,974
                                                                                     --------------

INDIA-0.94%

TELECOMMUNICATIONS-0.94%
Bharti Tele-Ventures Ltd.
 (Cost $326,305)+                                                          185,600          881,932
                                                                                     --------------

                                 See accompanying notes to financial statements.

                                                                       NO. OF
DESCRIPTION                                                         SHARES/UNITS           VALUE
----------------------------------------------------------------------------------------------------
INDONESIA-2.81%

TELECOMMUNICATIONS-2.81%
PT Indosat Tbk+                                                          2,406,500    $    1,089,547
PT Telekomunikasi Indonesia                                              3,397,500         1,527,645
                                                                                      --------------
TOTAL INDONESIA (Cost $2,472,425)                                                          2,617,192
                                                                                      --------------

ISRAEL-8.60%

TECHNOLOGY-1.01%
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+@#                                                 1,500,000           941,505
                                                                                      --------------
TELECOMMUNICATIONS-1.37%
Lynx Photonic Networks*                                                    375,394           781,378
Lynx Series E*                                                             493,000           498,488
                                                                                      --------------
                                                                                           1,279,866
                                                                                      --------------
TELEPHONE-INTEGRATED-0.48%
Bezeq Israeli
 Telecommunication
 Corp. Ltd.                                                                373,900           443,103
                                                                                      --------------
VENTURE CAPITAL-5.74%
BPW Israel Ventures LLC+@#                                               1,500,098           878,049
Concord Ventures II
 Fund L.P.+@#                                                            3,640,000         1,446,707
Formula Ventures L.P.+@                                                  1,499,989           216,448
Giza GE Venture
 Fund III, L.P.+@#                                                       2,255,000         1,213,912
K.T. Concord Venture
 Fund L.P.+@                                                             2,000,000           892,260
Neurone Ventures II, L.P.+@#                                               483,684           220,947
Walden-Israel
 Ventures III, L.P.+@#                                                     664,813           487,201
                                                                                      --------------
                                                                                           5,355,524
                                                                                      --------------
TOTAL ISRAEL (Cost $11,560,847)                                                            8,019,998
                                                                                      --------------

LATIN AMERICA-1.24%

VENTURE CAPITAL-1.24%
J.P. Morgan Latin America
 Capital Partners
 (Cayman), L.P.+@                                                          803,879    $      669,326
J.P. Morgan Latin America
 Capital Partners
 (Delaware), L.P.+@#                                                     1,277,217           487,412
                                                                                      --------------
TOTAL LATIN AMERICA (Cost $1,376,771)                                                      1,156,738
                                                                                      --------------

MALAYSIA-3.56%

CELLULAR TELECOMMUNICATIONS-1.25%
Maxis Communications
 Berhad                                                                    460,000         1,168,473
                                                                                      --------------
TELECOMMUNICATIONS-2.31%
Telekom Malaysia Berhad                                                    847,000         2,152,361
                                                                                      --------------
TOTAL MALAYSIA (Cost $3,415,578)                                                           3,320,834
                                                                                      --------------

MEXICO-14.08%

CELLULAR TELECOMMUNICATIONS-14.08%
America Movil S.A. de C.V.,
 Series L, ADR^
 (Cost $5,893,524)                                                         264,400        13,127,460
                                                                                      --------------

POLAND-3.28%

TELECOMMUNICATIONS-3.28%
Telekomunikacja Polska S.A
 (Cost $3,436,730)                                                         550,100         3,055,163
                                                                                      --------------

RUSSIA-3.35%

CELLULAR TELECOMMUNICATIONS-2.28%
Mobile Telesystems, ADR                                                     63,100         2,120,160
                                                                                      --------------
TELEVISION-1.07%
Independent Network Television
 Holding Ltd, Series II+@                                                1,000,000         1,000,000
                                                                                      --------------
TOTAL RUSSIA (Cost $2,602,372)                                                             3,120,160
                                                                                      --------------

See accompanying notes to financial statements.

                                                                       NO. OF
DESCRIPTION                                                         SHARES/UNITS           VALUE
----------------------------------------------------------------------------------------------------
SOUTH AFRICA-6.77%

CELLULAR TELECOMMUNICATIONS-3.26%
MTN Group Ltd.                                                             427,600    $    3,042,843
                                                                                      --------------
TELEPHONE-INTEGRATED-3.51%
Telkom South Africa Ltd.                                                   187,160         3,269,545
                                                                                      --------------
TOTAL SOUTH AFRICA (Cost $3,670,530)                                                       6,312,388
                                                                                      --------------

SOUTH KOREA-6.87%

CELLULAR TELECOMMUNICATIONS-6.87%
KT Freetel Co., Ltd.                                                        71,400         1,647,236
SK Telecom Co., Ltd.                                                         4,400           728,606
SK Telecom Co., Ltd., ADR                                                  206,900         4,026,274
                                                                                      --------------
TOTAL SOUTH KOREA (Cost $6,065,487)                                                        6,402,116
                                                                                      --------------

TAIWAN-0.98%

TELECOMMUNICATIONS-0.98%
Chunghwa Telecom Co.,
 Ltd., ADR (Cost $880,450)                                                  45,000           912,150
                                                                                      --------------

THAILAND-0.63%

TELEPHONE-INTEGRATED-0.63%
True Corporation Public Co.
 Ltd., Foreign Registered+                                               3,323,100           589,501
True Corporation Public Co.
 Ltd., Foreign Registered,
 Warrants (expiring 04/03/08)+                                           1,717,483                 0
                                                                                      --------------
TOTAL THAILAND (Cost $735,079)                                                               589,501
                                                                                      --------------

VENEZUELA-0.53%

TELEPHONE-INTEGRATED-0.53%
Compania Anonima Nacional
 Telefonos de Venezuela, ADR
 (Cost $465,032)                                                            25,800           493,812
                                                                                      --------------

GLOBAL-7.13%

TELECOMMUNICATIONS-1.56%
International Wireless
 Communications Holdings
 Corp.+@                                                                    15,092    $            0
TeleSoft Partners L.P.+@                                                 1,250,000                 0
TeleSoft Partners II QP, L.P.+@#                                         1,740,000         1,456,867
                                                                                      --------------
                                                                                           1,456,867
                                                                                      --------------
VENTURE CAPITAL-5.57%
Emerging Markets
 Ventures I, L.P.+@#                                                     7,181,061         5,190,614
                                                                                      --------------
TOTAL GLOBAL (Cost $7,404,666)                                                             6,647,481
                                                                                      --------------
TOTAL EMERGING COUNTRIES
 (Cost $78,804,762)                                                                       88,710,093
                                                                                      --------------

EQUITY SECURITIES OF TELECOMMUNICATION
  COMPANIES IN DEVELOPED COUNTRIES-0.96%

UNITED STATES-0.96%

INTERNET SERVICES-0.96%
Technology Crossover
 Ventures IV, L.P.+@#
 (Cost $883,082)                                                         1,643,600           898,482
                                                                                      --------------

EQUITY SECURITES OF COMPANIES PROVIDING OTHER
  ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
  EMERGING COUNTRY'S INFRASTRUCTURE-0.10%

ARGENTINA-0.00%

INVESTMENT & HOLDING COMPANY-0.00%
Exxel Capital Partners V, L.P.+@
 (Cost $449,172)                                                         1,897,761                 0
                                                                                      --------------

ISRAEL-0.10%

INVESTMENT & HOLDING COMPANY-0.10%
The Renaissance Fund LDC+@
 (Cost $484,061)                                                               160            91,179
                                                                                      --------------
TOTAL OTHER ESSENTIAL SERVICES
 (Cost $933,233)                                                                              91,179
                                                                                      --------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $80,621,077)                                                            89,699,754
                                                                                      --------------

                                 See accompanying notes to financial statements.

                                                                     PRINCIPAL
DESCRIPTION                                                        AMOUNT (000'S)         VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-8.49%

BAHAMAS-3.71%
Citibank, N.A. overnight deposit,
 2.11%, 05/02/05**
 (Cost $3,457,000)                                                  $        3,457    $    3,457,000
                                                                                      --------------

UNITED STATES-4.78%
Bear, Stearns & Co. Inc.,
 repurchase agreement,
 (Agreement dated 04/29/05 to
 be repurchased at $4,278,669),
 3.00%, 05/02/05, collateralized
 by U.S. Government and
 Agencies***                                                                 4,278         4,277,600
Bear, Stearns & Co. Inc.,
 repurchase agreement,
 (Agreement dated 04/29/05 to
 be repurchased at $179,513),
 1.50%, 05/02/05, collateralized
 by Freddie Mac***                                                             179           179,491
                                                                                      --------------
TOTAL UNITED STATES
 (Cost $4,457,091)                                                                         4,457,091
                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $7,914,091)                                                                         7,914,091
                                                                                      --------------
TOTAL INVESTMENTS-104.70%
 (Cost $88,535,168) (Notes A,D,F)                                                         97,613,845
                                                                                      --------------
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(4.70)%                                                                     (4,376,621)
                                                                                      --------------
NET ASSETS-100.00%                                                                    $   93,237,224
                                                                                      ==============

----------
+      Non-income producing security.
@ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes A and G.)
^      Security or a portion thereof is out on loan.
# As of April 30, 2005, the aggregate amount of open commitments for the Fund is $7,373,511. (See Note G.)
* Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
*** Represents security purchased with cash collateral received for securities on loan.
ADR    American Depository Receipts.
PN     Preferred Shares.
PNA    Preferred Shares, Class A.
PNB    Preferred Shares, Class B.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2005 (UNAUDITED)

ASSETS
Investments, at value, including collateral for securities on loan of $4,457,091 (1)
 (Cost $88,535,168) (Notes A,D,F)                                                                 $   97,613,845
Cash (including $8,099 of foreign currencies with a cost of $6,030)                                        7,302
Dividends receivable                                                                                     260,617
Prepaid expenses                                                                                          17,959
                                                                                                  --------------
Total Assets                                                                                          97,899,723
                                                                                                  --------------
LIABILITIES
Payables:
    Upon return of securities loaned (Note A)                                                          4,457,091
    Investment advisory fee (Note B)                                                                      80,666
    Directors' fees                                                                                       15,152
    Administration fees (Note B)                                                                          10,337
    Other accrued fees                                                                                    99,253
                                                                                                  --------------
Total Liabilities                                                                                      4,662,499
                                                                                                  --------------
NET ASSETS (applicable to 8,650,121 shares of common stock outstanding) (Note C)                  $   93,237,224
                                                                                                  ==============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,650,121 shares issued and outstanding
 (100,000,000 shares authorized)                                                                  $        8,650
Paid-in capital                                                                                      166,210,392
Undistributed net investment income                                                                       52,337
Accumulated net realized loss on investments and foreign currency related transactions               (82,115,526)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                              9,081,371
                                                                                                  --------------
Net assets applicable to shares outstanding                                                       $   93,237,224
                                                                                                  ==============
NET ASSET VALUE PER SHARE ($93,237,224 DIVIDED BY 8,650,121)                                      $        10.78
                                                                                                  ==============
MARKET PRICE PER SHARE                                                                            $         9.39
                                                                                                  ==============

----------
(1) Includes securities out on loan to brokers with a market value of $4,388,370.

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

INVESTMENT INCOME
Income (Note A):
   Dividends                                                                                      $    1,063,451
   Interest                                                                                               19,642
   Securities lending                                                                                     16,304
   Less: Foreign taxes withheld                                                                         (115,064)
                                                                                                  --------------
   Total Investment Income                                                                               984,333
                                                                                                  --------------
Expenses:
   Investment advisory fees (Note B)                                                                     508,756
   Legal fees                                                                                            116,631
   Printing (Note B)                                                                                      75,527
   Administration fees (Note B)                                                                           62,579
   Custodian fees                                                                                         55,689
   Audit fees                                                                                             32,773
   Directors' fees                                                                                        29,110
   Accounting fees                                                                                        15,444
   NYSE listing fees                                                                                      11,675
   Transfer agent fees                                                                                    10,581
   Insurance                                                                                               3,530
   Miscellaneous                                                                                           9,701
                                                                                                  --------------
   Total Expenses                                                                                        931,996
                                                                                                  --------------
   Net Investment Income                                                                                  52,337
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
    Investments                                                                                        7,060,655
    Foreign currency related transactions                                                                (95,706)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominted in foreign currencies                                        138,634
                                                                                                  --------------
Net realized and unrealized gain on investments and foreign currency related transactions              7,103,583
                                                                                                  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $    7,155,920
                                                                                                  ==============

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            FOR THE
                                                                                           SIX MONTHS             FOR THE
                                                                                              ENDED            ELEVEN MONTHS
                                                                                         APRIL 30, 2005            ENDED
                                                                                           (UNAUDITED)       OCTOBER 31, 2004
                                                                                        ----------------     ----------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                                                                $         52,337     $         96,738
   Net realized gain on investments and foreign currency
    related transactions                                                                       6,964,949            7,725,125
   Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in
    foreign currencies                                                                           138,634            7,465,722
                                                                                        ----------------     ----------------
     Net increase in net assets resulting from operations                                      7,155,920           15,287,585
                                                                                        ----------------     ----------------
Capital share transactions (Note H):
   Cost of 29,900 and 484,200 shares purchased under the share repurchase
    program, respectively                                                                       (269,750)          (3,835,755)
                                                                                        ----------------     ----------------
     Total increase in net assets                                                              6,886,170           11,451,830
                                                                                        ----------------     ----------------
NET ASSETS
Beginning of period                                                                           86,351,054*          74,899,224
                                                                                        ----------------     ----------------
End of period                                                                           $     93,237,224     $     86,351,054
                                                                                        ================     ================

----------
* Includes undistributed net investment income of $52,337.

                                 See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

DECREASE IN CASH FROM
Operating Activities:
   Investment income received                                                           $      1,110,825
   Operating expenses paid                                                                    (1,016,148)
   Purchases of long-term portfolio investments                                              (38,026,409)
   Proceeds from disposition of long-term portfolio investments                               39,231,235
   Net purchase of short-term portfolio investments                                           (1,031,000)
   Cost of shares repurchased                                                                   (269,750)
                                                                                        ----------------
Net decrease in cash from operating activities                                                               $         (1,247)
Cash at beginning of period                                                                                             8,549
                                                                                                             ----------------
Cash at end of period                                                                                        $          7,302
                                                                                                             ================
RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
  FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations                                                         $      7,155,920
Adjustments:
 Decrease in accrued expenses                                                           $        (72,992)
 Decrease in receivables                                                                         128,766
 Increase in prepaid expenses                                                                    (13,434)
 Net increase in cash from investment transactions                                               173,826
 Cost of shares repurchased                                                                     (269,750)
 Net realized and unrealized gain on investments and foreign currency
   related transactions                                                                       (7,103,583)
                                                                                        ----------------
Total adjustments                                                                                                  (7,157,167)
                                                                                                             ----------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES                                                               $         (1,247)
                                                                                                             ================

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS^

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                  FOR THE            FOR THE                   FOR THE FISCAL YEARS
                                                SIX MONTHS        ELEVEN MONTHS                       ENDED
                                                   ENDED              ENDED                        NOVEMBER 30,
                                              APRIL 30, 2005       OCTOBER 31,       ----------------------------------------
                                                (UNAUDITED)            2004             2003          2002            2001
                                              --------------      -------------      ----------    ----------      ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $         9.95      $        8.17      $     7.30    $     8.42      $    10.35
                                              --------------      -------------      ----------    ----------      ----------
Net investment income/(loss)                            0.01+              0.01+          (0.10)+       (0.15)+++       (0.12)++
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions                                  0.82               1.70            0.97         (1.03)          (1.88)
                                              --------------      -------------      ----------    ----------      ----------
Net increase/(decrease) in net assets
  resulting from operations                             0.83               1.71            0.87         (1.18)          (2.00)
                                              --------------      -------------      ----------    ----------      ----------
Dividends and distributions to shareholders:
  Net investment income                                   --                 --              --            --              --
  Net realized gain on investments and
    foreign currency related transactions                 --                 --              --            --              --
                                              --------------      -------------      ----------    ----------      ----------
Total dividends and distributions
  to shareholders                                         --                 --              --            --              --
                                              --------------      -------------      ----------    ----------      ----------
Anti-dilutive impact due to capital shares
  tendered or repurchased                                 --               0.07              --          0.06            0.07
                                              --------------      -------------      ----------    ----------      ----------
Net asset value, end of period                $        10.78      $        9.95      $     8.17    $     7.30      $     8.42
                                              ==============      =============      ==========    ==========      ==========
Market value, end of period                   $         9.39      $        8.52      $     6.85    $     6.22      $     6.88
                                              ==============      =============      ==========    ==========      ==========
Total investment return (a)                            10.21%             24.38%          10.13%        (9.59)%        (10.50)%
                                              ==============      =============      ==========    ==========      ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)       $       93,237      $      86,351      $   74,899    $   66,937      $   90,771
Ratio of expenses to average net assets (b)             1.99%(c)           1.81%(c)        1.77%         1.90%           1.76%
Ratio of expenses to average net assets,
  excluding taxes                                       1.98%(c)           1.81%(c)        1.77%         1.77%           1.74%
Ratio of net investment income/(loss)
  to average net assets                                 0.11%(c)           0.13%(c)       (1.33)%       (1.89)%         (1.18)%
Portfolio turnover rate                                41.17%             71.57%         120.31%        94.89%          82.16%

^ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
# Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
+    Based on average shares outstanding.
++ Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.
+++ Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)  Annualized.

                                 See accompanying notes to financial statements.

                                                FOR THE
                                               SIX MONTHS
                                                 ENDED                           FOR THE FISCAL YEARS ENDED MAY 31,
                                              NOVEMBER 30,       ------------------------------------------------------------------
                                                  2000              2000          1999          1998          1997          1996
                                              ------------       ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $      18.36       $    12.13    $    16.37    $    21.54    $    20.95    $    19.21
                                              ------------       ----------    ----------    ----------    ----------    ----------
Net investment income/(loss)                         (0.14)+          (0.20)+       (0.04)+       (0.06)         0.10          0.27
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions                               (4.78)            6.14         (2.41)        (1.40)         2.86          1.91
                                              ------------       ----------    ----------    ----------    ----------    ----------
Net increase/(decrease) in net assets
  resulting from operations                          (4.92)            5.94         (2.45)        (1.46)         2.96          2.18
                                              ------------       ----------    ----------    ----------    ----------    ----------
Dividends and distributions to shareholders:
  Net investment income                                 --               --            --         (0.09)        (0.27)        (0.04)
  Net realized gain on investments and
    foreign currency related transactions            (3.09)              --         (1.96)        (3.62)        (2.10)        (0.40)
                                              ------------       ----------    ----------    ----------    ----------    ----------
Total dividends and distributions
  to shareholders                                    (3.09)              --         (1.96)        (3.71)        (2.37)        (0.44)
                                              ------------       ----------    ----------    ----------    ----------    ----------
Anti-dilutive impact due to capital shares
  tendered or repurchased                               --             0.29          0.17            --            --            --
                                              ------------       ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                $      10.35       $    18.36    $    12.13    $    16.37    $    21.54    $    20.95
                                              ============       ==========    ==========    ==========    ==========    ==========
Market value, end of period                   $      7.688       $   13.508    $    9.819    $   13.008    $   17.385    $   17.385
                                              ============       ==========    ==========    ==========    ==========    ==========
Total investment return (a)                         (28.46)%          37.58%        (9.99)%       (4.57)%       14.31%         0.21%
                                              ============       ==========    ==========    ==========    ==========    ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)       $    131,325       $  130,300    $   94,026    $  138,023    $  181,627    $  176,628
Ratio of expenses to average net assets (b)           1.91%(c)         2.24%         2.09%         2.32%         1.90%         1.77%
Ratio of expenses to average net assets,
  excluding taxes                                     1.91%(c)         2.04%         2.01%         1.82%         1.82%           --
Ratio of net investment income/(loss)
  to average net assets                              (1.50)%(c)       (1.15)%       (0.33)%       (0.29)%        0.52%         1.40%
Portfolio turnover rate                              51.72%          113.75%       179.66%       162.58%        42.14%        27.71%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year from a twelve-month period ending November 30 to a twelve-month period ending October
31. The statements of changes in net assets and financial highlights for 2004 represent the eleven-month period beginning on December 1, 2003 and ended October 31, 2004.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At April 30, 2005, the Fund held 20.57% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $25,548,320 and fair value of $19,178,283. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended April 30, 2005, the Fund did not incur such expense.

The Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund owed when the securities were sold. Taxes on foreign income are recorded when the related income is recorded.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at April 30, 2005, was $4,388,370, for which the Fund has received cash as collateral of $4,457,091. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc. ("Bear Stearns"), which was in turn collateralized by U.S. Government securities with a value of $4,592,436. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the six months ended April 30, 2005, total earnings from the investment of cash collateral received by the Fund in a securities lending arrangement with Bear Stearns as the sole borrower was $17,835, of which $1,531 was rebated to Bear Stearns.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At April 30, 2005, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended April 30, 2005, CSAM earned $508,756 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended April 30, 2005, CSAM was reimbursed $6,653 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. U.K. and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended April 30, 2005, BSFM earned $55,926 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on the average month end Brazilian net assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended April 30, 2005, Merrill was paid $34,310 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,650,121 shares outstanding at April 30, 2005, CSAM owned 14,333 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended April 30, 2005, purchases and sales of securities, other than short-term investments, were $38,026,409 and $38,872,321, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended April 30, 2005, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

At October 31, 2004, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $88,722,816 of which $13,111,409 expires in 2006. This amount is subject to Internal Revenue Code limitations. Capital loss carryforwards of $5,308,276, $47,300,891, $17,356,479 and $5,645,761 expire in
2007, 2009, 2010 and 2011, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. During the eleven month period ended October 30, 2004, the Fund utilized capital loss carryforwards of $7,860,895.

At April 30, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $88,845,239, $16,679,651, $(7,911,045) and $8,768,606, respectively.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                                       NUMBER                                                             FAIR
                                         OF                ACQUISITION                                  VALUE AT
SECURITY                            UNITS/SHARES             DATE(s)                COST                04/30/05
--------                         -------------------   -------------------   -------------------   -------------------
BPW Israel Ventures
    LLC                                    1,482,848   10/05/00 - 07/01/04   $         1,179,179   $           867,952
                                              17,250        01/03/05                      17,250                10,097
                                 -------------------                         -------------------   -------------------
                                           1,500,098                                   1,196,429               878,049
                                 -------------------                         -------------------   -------------------
Concord Ventures II
    Fund L.P.                              3,520,000   03/29/00 - 08/19/04             2,756,161             1,399,013
                                             120,000        03/04/05                     120,000                47,694
                                 -------------------                         -------------------   -------------------
                                           3,640,000                                   2,876,161             1,446,707
                                 -------------------                         -------------------   -------------------
Emerging Markets
    Ventures I, L.P.                       7,145,806   01/22/98 - 07/06/04             5,003,631             5,165,131
                                              35,255        01/10/05                      35,255                25,483
                                 -------------------                         -------------------   -------------------
                                           7,181,061                                   5,038,886             5,190,614
                                 -------------------                         -------------------   -------------------
Exxel Capital
    Partners V, L.P.                       1,897,761   05/11/98 - 12/03/98               449,172                     0
                                 -------------------                         -------------------   -------------------
Formula Ventures L.P.                      1,499,989   08/06/99 - 06/14/04               624,402               216,448
                                 -------------------                         -------------------   -------------------
Giza GE Venture
    Fund III, L.P.                         2,117,500   01/31/00 - 10/11/04             1,583,935             1,139,893
                                             137,500        02/14/05                     137,500                74,019
                                 -------------------                         -------------------   -------------------
                                           2,255,000                                   1,721,435             1,213,912
                                 -------------------                         -------------------   -------------------
Independent Network
    Television Holding
    Ltd., Series II                        1,000,000        07/06/98                   1,000,000             1,000,000
                                 -------------------                         -------------------   -------------------
International Wireless
    Communications
    Holdings Corp.                            15,092        12/08/97                     414,568                     0
                                 -------------------                         -------------------   -------------------
J.P. Morgan Latin
    America Capital
    Partners
    (Cayman), L.P.                           803,879   04/10/00 - 05/28/03               780,246               669,326
                                 -------------------                         -------------------   -------------------
J.P. Morgan Latin
    America Capital
    Partners
    (Delaware), L.P.                       1,277,217   04/10/00 - 03/26/04               596,525               487,412
                                 -------------------                         -------------------   -------------------

                                                             PERCENT
                                      VALUE PER              OF NET             DISTRIBUTIONS             OPEN
SECURITY                             UNIT/SHARE              ASSETS               RECEIVED             COMMITMENTS
--------                         -------------------   -------------------   -------------------   -------------------
BPW Israel Ventures
    LLC                          $              0.59                  0.93
                                                0.59                  0.01
                                                            --------------   -------------------   -------------------
                                                                      0.94                    --   $           799,902
                                                            --------------   -------------------   -------------------
Concord Ventures II
    Fund L.P.                                   0.40                  1.50
                                                0.40                  0.05
                                                            --------------   -------------------   -------------------
                                                                      1.55                    --               360,000
                                                            --------------   -------------------   -------------------
Emerging Markets
    Ventures I, L.P.                            0.72                  5.54
                                                0.72                  0.03
                                                            --------------   -------------------   -------------------
                                                                      5.57   $         1,169,680               918,940
                                                            --------------   -------------------   -------------------
Exxel Capital
    Partners V, L.P.                            0.00                  0.00               205,185                    --
                                                            --------------   -------------------   -------------------
Formula Ventures L.P.                           0.14                  0.23               347,414                    --
                                                            --------------   -------------------   -------------------
Giza GE Venture
    Fund III, L.P.                              0.54                  1.22
                                                0.54                  0.08
                                                            --------------   -------------------   -------------------
                                                                      1.30                92,554               495,000
                                                            --------------   -------------------   -------------------
Independent Network
    Television Holding
    Ltd., Series II                             1.00                  1.07                    --                    --
                                                            --------------   -------------------   -------------------
International Wireless
    Communications
    Holdings Corp.                              0.00                  0.00                10,564                    --
                                                            --------------   -------------------   -------------------
J.P. Morgan Latin
    America Capital
    Partners
    (Cayman), L.P.                              0.83                  0.72                    28                    --
                                                            --------------   -------------------   -------------------
J.P. Morgan Latin
    America Capital
    Partners
    (Delaware), L.P.                            0.38                  0.52               594,742             1,482,685
                                                            --------------   -------------------   -------------------

                                       NUMBER                                                             FAIR
                                         OF                ACQUISITION                                  VALUE AT
SECURITY                            UNITS/SHARES             DATE(s)                COST                04/30/05
--------                         -------------------   -------------------   -------------------   -------------------
K.T. Concord Venture
    Fund L.P.                              2,000,000   12/08/97 - 09/29/00   $         1,692,236   $           892,260
                                 -------------------                         -------------------   -------------------
Neurone Ventures II,
    L.P.                                     438,684   11/24/00 - 09/24/04               272,580               200,391
                                              45,000        03/24/05                      45,000                20,556
                                 -------------------                         -------------------   -------------------
                                             483,684                                     317,580               220,947
                                 -------------------                         -------------------   -------------------
SVE Star Ventures
    Enterprises
    GmbH & Co.
    No. IX KG                              1,250,000   12/21/00 - 08/09/04             1,005,006               784,588
                                             250,000                                     250,000               156,917
                                 -------------------                         -------------------   -------------------
                                           1,500,000                                   1,255,006               941,505
                                 -------------------                         -------------------   -------------------
Technology
    Crossover
    Ventures IV, L.P.                      1,563,800   03/08/00 - 06/30/04               803,282               854,859
                                              79,800        01/13/05                      79,800                43,623
                                 -------------------                         -------------------   -------------------
                                           1,643,600                                     883,082               898,482
                                 -------------------                         -------------------   -------------------
Telesoft Partners L.P.                     1,250,000   07/22/97 - 06/07/01               692,962                     0
                                 -------------------                         -------------------   -------------------
Telesoft Partners II QP,
    L.P                                    1,500,000   07/14/00 - 06/03/04             1,018,250             1,255,920
                                             240,000        12/09/04                     240,000               200,947
                                 -------------------                         -------------------   -------------------
                                           1,740,000                                   1,258,250             1,456,867
                                 -------------------                         -------------------   -------------------
The Renaissance
    Fund LDC                                     160   03/30/94 - 03/21/97               484,061                91,179
                                 -------------------                         -------------------   -------------------
TVG Asian
    Communications
    Fund II, L.P.                          3,008,374   06/07/00 - 12/31/03             2,275,911             1,699,151
                                             178,730        12/23/04                     162,014               100,948
                                 -------------------                         -------------------   -------------------
                                           3,187,104                                   2,437,925             1,800,099
                                 -------------------                         -------------------   -------------------
Walden-Israel
    Ventures III, L.P.                       492,938   02/23/01 - 05/27/04               377,372               361,244
                                              75,625        11/10/04                      75,625                55,421
                                              96,250        03/02/05                      96,250                70,536
                                 -------------------                         -------------------   -------------------
                                             664,813                                     549,247               487,201
                                 -------------------                         -------------------   -------------------
Total                                                                        $        24,268,173   $        17,891,008
                                                                             ===================   ===================

                                                             PERCENT
                                      VALUE PER              OF NET             DISTRIBUTIONS             OPEN
SECURITY                             UNIT/SHARE              ASSETS               RECEIVED             COMMITMENTS
--------                         -------------------   -------------------   -------------------   -------------------
K.T. Concord Venture
    Fund L.P.                    $              0.45                  0.96   $           659,477                    --
                                                            --------------   -------------------   -------------------
Neurone Ventures II,
    L.P.                                        0.46                  0.22
                                                0.46                  0.02
                                                            --------------   -------------------   -------------------
                                                                      0.24                30,083   $           277,500
                                                            --------------   -------------------   -------------------
SVE Star Ventures
    Enterprises
    GmbH & Co.
    No. IX KG                                   0.63                  0.84
                                                0.63                  0.17
                                                            --------------   -------------------   -------------------
                                                                      1.01                    --               500,000
                                                            --------------   -------------------   -------------------
Technology
    Crossover
    Ventures IV, L.P.                           0.55                  0.92
                                                0.55                  0.05
                                                            --------------   -------------------   -------------------
                                                                      0.97               718,360               356,400
                                                            --------------   -------------------   -------------------
Telesoft Partners L.P.                          0.00                    --             7,203,101                    --
                                                            --------------   -------------------   -------------------
Telesoft Partners II QP,
    L.P                                         0.84                  1.35
                                                0.84                  0.21
                                                            --------------   -------------------   -------------------
                                                                      1.56               113,986               660,000
                                                            --------------   -------------------   -------------------
The Renaissance
    Fund LDC                                  569.87                  0.10             1,497,612                    --
                                                            --------------   -------------------   -------------------
TVG Asian
    Communications
    Fund II, L.P.                               0.56                  1.82
                                                0.56                  0.11
                                                            --------------   -------------------   -------------------
                                                                      1.93               837,379               812,896
                                                            --------------   -------------------   -------------------
Walden-Israel
    Ventures III, L.P.                          0.73                  0.39
                                                0.73                  0.06
                                                                      0.07
                                                            --------------   -------------------   -------------------
                                                                      0.52                    --               710,188
                                                            --------------   -------------------   -------------------
Total                                                                19.19   $        13,480,165   $         7,373,511
                                                            ==============   ===================   ===================

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. SHARE REPURCHASE PROGRAM/SELF-TENDER POLICY

SHARE REPURCHASE PROGRAM: The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the six months ended April 30, 2005, the Fund repurchased 29,900 of its shares for a total cost of $269,750 at a weighted discount of 14.35% from its net asset value. For the eleven months ended October 30, 2004, the Fund repurchased 484,200 of its shares for a total cost of $3,835,755 at a weighted discount of 14.39% from its net asset value. The Board at the same time determined to suspend the Fund's annual self-tender program that had been announced in June of 2000.

SELF-TENDER POLICY: In January 2005, the Fund adopted a policy to make annual self-tenders for its shares of common stock. Each annual self-tender will be in the amount equal to the net proceeds realized by the Fund during the year from its illiquid private equity investments less any capital commitments that are funded during that year, commencing with a self-tender in an amount equal to such net proceeds as are realized by the Fund during 2005. A self-tender will be made in any year only if the shares to be purchased under this formula would equal 5% or more of the Fund's then outstanding shares; otherwise, the amounts that would have been applied will be carried over in calculating the amount to be applied in the next year. The price per share in the self-tenders will be fixed at 95% of the net asset value of the Fund's shares at the conclusion of the tender offer period, which is expected to occur near the end of each calendar year.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

After the failure to achieve a quorum of shareholders on the original meeting date of February 4, 2005 and reconvened meetings held on February 25, 2005 and March 1, 2005, the Board of Directors concluded that a quorum of shareholders was not likely to be achieved at its 2005 Annual Meeting of Shareholders (the "Meeting") and therefore the Meeting was not reconvened. At the rescheduled Meeting held on March 1, 2005, holders of less than 36% of the Fund's shares were represented in person or by proxy, while a quorum consists of a majority of the Fund's outstanding shares of common stock.

As a consequence of the lack of a quorum, Martin M. Torino, a nominee for election at the Meeting, pursuant to Maryland law, will remain as a Class I director of the Fund until the 2006 annual meeting of shareholders and until his successor is elected and qualifies. William W. Priest, Jr., the Fund's other nominee for election at the Meeting, resigned from the Board. The Board also voted to increase the size of the Board from five to six directors and, upon the recommendation of its Nominating Committee, approved the election of Messrs. Walter Eberstadt and Phillip Goldstein (who had nominated himself for election as a director at the Meeting) to each serve as a director of the Fund until the 2006 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Eberstadt has been elected as a Class I director and Mr. Goldstein has been elected as a Class II director. Mr. Eberstadt is a Limited Managing Partner in Lazard Freres & Co. and has been associated with Lazard Freres & Co. since 1969. Mr. Goldstein is the investment adviser to Opportunity Partners L.P., an activist-orientated private investment fund, and other clients since 1992. Mr. Goldstein has also been a director of Brantley Capital Corporation since 2002 and of The Mexico Equity and Income Fund since 1999.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:
- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and
-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to The Emerging Markets Telecommunications Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 18, 2005.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of EquiServe, L.P.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), will annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("CSAM") for the Fund, and (ii) a sub-advisory agreement with Credit Suisse Asset Management (Australia) Limited ("CSAM A.U." or the "Sub-Adviser") for the Fund. The investment advisory agreement with CSAM and the investment sub-advisory agreement with CSAM A.U. are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on December 2, 2004, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CSAM and the Sub-Adviser and the re-approval of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CSAM and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CSAM and the Sub-Adviser were provided to the Board, as were responses of CSAM and the Sub-Adviser to requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by investment personnel of CSAM and the Sub-Adviser. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the chief investment officer who is primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Fund and CSAM. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Fund's Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of CSAM and the Sub-Adviser, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding CSAM's and the Sub-Adviser's compensation arrangements for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CSAM and the Sub-Adviser.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results of the Fund for each of the previous seven years as well as for the most recent quarter-end and year-to-date and since the inception of the Fund. It also considered these results in comparison to the Fund's benchmark index, the MSCI Emerging Markets Index. The Board noted that the Fund performed lower than its benchmark index for the year ended 2003. The Board observed, however, that the Fund had outperformed its benchmark index for the year-to-date period ended September 30, 2004.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end mutual funds in the Fund's Peer Group and Universe. The Board noted that the overall expense ratio of the Fund was lower than the Peer Group's median overall ratio, both including and excluding investment-related expenses and taxes.

Management also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to CSAM for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CSAM to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the "Net Advisory Rate"). The Board noted that CSAM had voluntary fee waivers in effect to base its current investment advisory fee upon the lower of the average weekly stock price or its average weekly net assets.

Additionally, the Board received and considered information comparing the Net Advisory Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with that of the other funds in its Peer Group. The Board concluded that the Net Advisory Rate for the Fund was within a reasonable range of the median rate of the Fund's Peer Group. The Board noted that the Fund's administrator is not affiliated with CSAM and that the Fund's administration agreement and corresponding fees were negotiated at arm's-length. The Board also noted that the combined investment advisory/administration fee rate for the Fund was lower than the median rate of its Peer Group. The Board concluded that these factors supported the Advisory Agreement Rate and the Net Advisory Rate.

The Board also reviewed the Sub-Advisory Agreement Rate charged by the Sub-Adviser. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

PROFITABILITY

The Board received and considered a detailed estimated profitability analysis of CSAM based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund and CSAM and its affiliates, including CSAM A.U. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CSAM and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board received and considered a detailed estimated profitability analysis of CSAM A.U. based on the Sub-Advisory Agreement Rate, as well as on other relationships between the Fund and CSAM A.U. and its affiliates. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Adviser by CSAM and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Adviser and its affiliates received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by CSAM and CSAM A.U. to their other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which CSAM serves as an unaffiliated sub-adviser. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were within a reasonable range of the fee rates offered to their other clients. Where CSAM's rates offered to its other clients were appreciably lower, the Board considered that CSAM's voluntary fee waivers would potentially decrease the Advisory Agreement Rate. The Board concluded, based on information provided by CSAM, that the costs associated with managing and operating a registered, closed-end, emerging market country fund, compared with an open-end domestic equity or fixed income fund or a fund to which CSAM serves as sub-adviser, provided a justification for the higher fee rates charged to the Fund.

OTHER BENEFITS TO CSAM AND THE SUB-ADVISER

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by CSAM and its affiliates, including CSAM A.U., and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of CSAM and the Sub-Adviser with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of CSAM and the Sub-Advisers as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CSAM and its affiliates or the Sub-Advisers and its affiliates).

The Board also considered the effectiveness of practices of CSAM and CSAM A.U. in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed the policies of CSAM A.U. regarding the allocation of portfolio investment opportunities among the Fund and its other clients.

OTHER FACTORS AND BROADER REVIEW

As discussed above, the Board reviews detailed materials received from CSAM and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of CSAM and the Sub-Adviser at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer of the Fund at least quarterly with respect to the portfolio management of the Fund.

The Board noted that Credit Suisse Asset Management Limited (United Kingdom) was approved by the Board as a sub-adviser to the Fund in November 2003, and therefore, pursuant to Section 15(a) of the 1940 Act and the terms of the related investment sub-advisory agreement, the investment sub-advisory agreement is not yet subject to an annual re-approval requirement.

After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The Emerging Markets Telecommunications Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

       -   By calling 1-800-293-1232;

       -   On the Fund's website, www.csam.com/us

       - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2005, CSAM managed over $25 billion in the U.S. and, together with its global affiliates, managed assets of over $335 billion in 16 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange, Inc. trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Lead Director

James J. Cattano        Director

Walter Eberstadt        Director

Phillip Goldstein       Director

George W. Landau        Director

Martin M. Torino        Director

Michael E. Kenneally    Chairman of the Fund,
                        Chief Executive Officer
                        and President

Neil Gregson            Chief Investment Officer

Jonathan S. Ong         Investment Officer

J. Kevin Gao            Senior Vice President

Ajay Mehra              Chief Legal Officer

Emidio Morizio          Chief Compliance Officer

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISERS

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[ETF LISTED NYSE(R) LOGO]

                                                                    ETF-SAR-0405

ITEM 2. CODE OF ETHICS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                                                (d) MAXIMUM
                                                             (c) TOTAL NUMBER   NUMBER OF
                                     (a) TOTAL               OF SHARES          SHARES THAT MAY
                                     NUMBER OF  (b) AVERAGE  PURCHASED AS PART  YET BE
                                     SHARES     PRICE PAID   OF PUBLICLY        PURCHASED UNDER
PERIOD                               PURCHASED  PER SHARE    ANNOUNCED PLANS    THE PLAN
-----------------------------------------------------------------------------------------------
November 1st through November 30th    23,400     $ 8.95          23,400            408,822
December 1st through December 31st     6,500     $ 9.28           6,500            402,322
January 1st through January 31st           0     $ 0.00               0            402,322
February 1st through February 28th         0     $ 0.00               0            402,322
March 1st through March 31st               0     $ 0.00               0            402,322
April 1st through April 30th               0     $ 0.00               0            402,322

     (a) The plan was announced December 4, 2003.
     (b) 10% of the Fund's outstanding shares.
     (c) There is no expiration date of the plan.
     (d) Not applicable.
     (e) Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated January 11, 2005.

ITEM 11. CONTROLS AND PROCEDURES.
(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

          /s/Michael E. Kenneally
          -----------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  July 5, 2005


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/Michael E. Kenneally
          -----------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  July 5, 2005

          /s/Michael A. Pignataro
          -----------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  July 5, 2005